UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report(Date of earliest event reported)   March 8, 2005

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Florida

000-5002

01-0626963

State or other jurisdiction  Commission File IRS Employer Identification

of incorporation)        Number    No.

14614 S.W. 174 Terrace, Miami, FL

33177

(Address of principal

(Zip/Postal Code)

  executive offices

Registrant's telephone number:     305-232-3257

3801 N. University Drive, Suite 317, Sunrise, Florida 33351

(Former name or former address, if changed since last report)

Check the  appropriate  box below if the Form 8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act(17 CFR 240.14a-12)

[ ]  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the Exchange Act(17CFR 240.14d-2(b))

[ ]  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the Exchange Act(17CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

The Company has entered into a letter of intent for the purpose of doing a reverse merger with the members of two Louisiana limited liability companies.  The merger involves the purchase of 23,000,000 shares of restricted common stock for a total of $ 350,000.

The terms and conditions are more specifically described in the Letter of Intent attached hereto as an exhibit.

Section 9 – Financial Statements and Exhibits

9.01 Exhibits

10.1

Letter of intent

SIGNATURE

Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the Registrant has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

UNIVERSAL HEALTHCARE MANAGEMENT SYSTEMS, INC.

Date:    March 14, 2005

By:   /s/ K.Hankin

Kenneth Hankin, President

Exhibit 10.1

LETTER OF INTENT

March 8, 2005

This letter of intent (“Letter of Intent”) is made and entered into as of the date above, by and between Tiger Fund, Inc., a Maryland Corporation, (hereinafter “TF”), and Universal Healthcare Management Systems, Inc. (hereinafter “UHMG”), a Florida  corporation, and sets forth the basic terms and conditions by which TF will acquire twenty three million (23,000,000) shares of restricted stock and majority control of the Board of Directors of UHMG subject to shareholder approval if necessary, and Board of Director approval, and the consummation of a Definitive Agreement, on terms as follows:

1.

UHMG is a publicly held Florida corporation whose securities are quoted on the over the counter bulletin board under the trading symbol (OTCBB: UHMG).  Universal has approximately four million five hundred seventeen thousand six hundred sixty-seven (4,517,667) shares issued and outstanding and one hundred million (100,000,000) shares authorized.

2.

TF shall acquire, subject to the completion of due diligence, the execution of a Definitive Agreement and board and shareholder (if necessary) approval, twenty three million (23,000,000) shares of capital stock of UHMG for three hundred fifty thousand dollars ($350,000.00) cash on the principal terms and conditions as described in Exhibit A, attached hereto and made part of this Letter of Intent.  It is understood by the parties that the purpose of TF acquiring UHMG is to effectuate a reverse merger between UHMG and TF’s portfolio companies, Espion, LLC and INTLX, LLC, in a tax free pooling of interests (“Acquisition”), in exchange for one hundred percent (100%) of the membership interest in Espion, LLC and INTLX, LLC, each of which, upon consummation of the merger, will be dissolved.

3.

The Closing shall be on March 25, 2005 or sooner, unless the parties hereto agree to another time.  Prior to the Closing, UHMG shall furnish their financial statements to TF as they should be reflected in the 10K audit, including any modifications that the auditor may make. The due diligence period shall be that period of time between the signing of this Letter of Intent and the signing of the Definitive Agreement.  Any information received by or on behalf of any investigating party shall be deemed confidential information, in accordance with the provisions of paragraph 5.

4.

After the parties have completed their due diligence investigation, or at the end of the expiration of the due diligence period, whichever comes first, the parties will sign a Definitive Agreement, formalizing the terms of this Letter of Intent.

5.

Each of the parties hereto shall, and shall cause their agents and representatives, to keep confidential as proprietary and privileged information the negotiations of the parties respecting the consummation of the transaction contemplated hereby, and any other item which may be expressly identified or noticed as confidential hereby (“Confidential Information”). The parties agree not to negotiate with any other reverse merger or financing candidates during the pendency of this Letter of Intent.

6.

Consummation of the Definitive Agreement shall be subject to there being no material change in either party’s business, financial conditions, or prospects, from the date of this Letter of Intent up to and including the date of the Definitive Agreement. Each party shall pay its own relative expenses incidental to this Letter of Intent and the Definitive Agreement, except the costs of drafting the merger documents shall be borne solely by TF.

Neither party shall make an announcement of the proposed transaction contemplated hereby, prior to the execution of the Definitive Agreement without the prior written consent of the other, which shall not be unreasonably withheld or delayed. Nothing contained in this provision shall restrict in any respect either party’s ability to communicate information concerning this Letter of Intent and the transactions contemplated hereby to its respective affiliates, officers, directors, employees, attorneys, accountants, consultants and advisors, and to third parties whose consent may be required in connection with the transaction contemplated hereby.

7.

This Letter of Intent sets forth the basic terms and conditions of the proposed transaction between the parties as currently contemplated. Consummation of the transactions contemplated hereby may require further negotiation, and is subject to the completion of due diligence as hereinabove described, and requires the drafting of a Definitive Agreement setting forth the terms and conditions not inconsistent with the foregoing and other terms and conditions which are customary and usual under the circumstances. The parties will cooperate and use their best efforts to negotiate such a Definitive Agreement. This Letter of Intent does not constitute or create, and shall not be deemed to constitute or create, any obligation on the part of either party to this Letter of Intent, except for as expressly provided for herein. No such obligation shall be created, except by the execution and delivery of the Definitive Agreement contemplated hereby, containing such terms and conditions of the proposed transaction as shall be agreed upon by the parties, and then only in accordance with the terms and conditions of such Definitive Agreement.

8.

This Letter of Intent may be executed in one or more counterparts, each of which shall be deemed as an original, but all of which taken together shall constitute one and the same instrument. This is the only agreement between the parties with respect to the subject matter hereof, and shall be construed under the laws of the State of Florida.

9.

The signatories below agree to accept signatures transmitted by facsimile as a true and legally binding original document.  This Letter of Intent will not be effective unless signed by both parties on the date first above mentioned.

Tiger Fund, Inc.

By:

       Ryan Smith, President

Universal Healthcare Management Systems, Inc.

By:

       Kenneth N. Hankin, President

EXHIBIT A

Principal terms and conditions to the Letter of Intent by and between Tiger Fund, Inc., (“TF”) and Universal Healthcare Management Systems, Inc. (“UHMG”) dated March 8, 2005.

1.

TF shall acquire twenty three million (23,000,000) shares of the capital stock of UHMG through the issuance of new common shares, which shall be restricted shares under SEC rule 144. This issuance will give TF a majority of the shares issued and outstanding as of the merger date.  TF shall contribute one hundred percent (100%) of the membership interests of Espion, LLC and INTLX, LLC, Louisiana limited liability companies which are portfolio companies of TF.  TF has entered into an investment agreement with Espion/INTLX to invest an aggregate of seventeen million nine hundred seventy five thousand dollars ($17,975,000.00).   On the day of the Closing, TF will cover all outstanding accounts payables and other short term debts of UHMG for three hundred and fifty thousand dollars ($350,000.00), including brokerage or finders’ fees, payable by wire transferring one hundred and thirty thousand dollars ($130,000.00) to UHMG at the Closing, a second payment of one hundred twenty thousand dollars ($120,000.00) thirty (30) days after the Closing, and a third payment of one hundred thousand dollars ($100,000.00) seventy-five (75) days after the Closing. It is understood by the parties that Espion/INTLX will command value in the marketplace in excess of one hundred million dollars ($100,000,000.00) with an estimated sixty million (60,000,000) shares to be issued and outstanding and seventeen million dollars ($17,000,000.00) in initial capitalization.

2.

UHMG is on a calendar year and its 10K needs to be filed before March 31, 2005.  Within twenty-four (24) banking hours of signing this Letter of Intent, TF shall wire transfer twenty thousand dollars ($20,000.00) to UHMG.  Said money is to be used by UHMG to pay for its 10K accounting, filing, auditing fees or other corporate expenses.  In the event that a Definitive Agreement is not consummated by March 25, 2005, through no fault of TF, UHMG will refund said twenty thousand dollars ($20,000.00) to TF within ninety (90) days.

3.

During the first two quarters of 2004 certain UHMG board members made long-term loans to the Corporation for one hundred eighty-five thousand dollars ($185,000.00).  The Corporation has one hundred fifty nine thousand two hundred dollars ($159,200.00) in an attorney’s trust account, which shall be applied against those loans.  It is understood that the attorney’s trust account shall have legal fees and expenses attached to it, and that the UHMG board members shall sustain a monetary loss in the minimum amount of twenty five thousand eight hundred dollars ($25,800.00).  In order to compensate them justly, a resolution was passed on February 8, 2005, allowing for the issuance of restricted stock at a forty percent (40%) discount from current market prices.  Accordingly, the UHMG board members are to receive one hundred seventy-two thousand (172,000) restricted shares, which shall be issued at the closing of the Definitive Agreement.

4.

Upon the completion of the merger the current UHMG Board of Directors shall resign, if necessary, and TF shall elect a new slate of Directors, and TF management shall assume full operational control of UHMG, subject only to the terms and conditions of the Definitive Agreement and the anti-dilution provision as described herein. Mr. Kenneth N. Hankin will remain on the board of directors for two years from the date of the closing of the transaction.  Upon the completion of the merger, TF shall change the name of UHMG and apply for a new trading symbol.

5.

The Company shall give Kenneth N. Hankin, the President/CEO of Universal, a four (4) year employment contract, employing him at the rate of two thousand dollars ($2,000) per week.  Said four (4) year contract shall include fully paid comprehensive medical/dental coverage for Kenneth N. Hankin and his family.  He will be given a seat on the board of directors for the first two (2) years of the employment contract and shall be responsible for assisting the Surviving Company with running their public affairs such as investor relations and public relations.  It is at the Surviving Company’s option whether Kenneth N. Hankin serves on the board for the third and fourth years.  The Definitive Agreement and employment contract shall be signed simultaneously at the closing.

6.

Kenneth N. Hankin hereby agrees that for the first six (6) months following the Closing that he will not sell or attempt to sell more than ten thousand (10,000) shares during any one (1) month period.

7.

The number of shares issued and outstanding to UHMG shareholders before the merger shall remain the same after the merger and they shall not be subjected to any reverse split for the first twelve (12) months following the Effective Date of the merger (the “First Year”).  Subsequent to the First Year, any reverse split of the stock, or any other action that may dilute the original Universal shareholders (a “Dilution”), may only be done provided that during the period measured from twenty-four (24) months prior to the Dilution, and for a period of twenty-four (24) months subsequent to the Dilution, no officer, director, or employee (including their families and/or relatives) of the Surviving Company shall have received any stock in the Surviving Company except as set forth below.  The foregoing shall not preclude the Surviving Company from issuing reasonable amounts of restricted shares to (i) officers and directors as performance incentives, (ii) to key employees as a sign on bonus incentive to join the Surviving Company; and (iii) to use for acquisition of companies that would be beneficial to the Surviving Company.  Nor shall this provision preclude (i) the issuance of S-8 stock for services such as accounting fees, legal fees or consulting fees; (ii) issuance related to an exemption from, or the registration of free trading shares of stock for sale in the open market; or (iii) any forward stock splits in which, for example, a shareholder that owns one hundred (100) shares of stock in the surviving company would then own two hundred (200) shares of stock after the forward split. The purpose of this Section, or anti-dilution paragraph, is to prevent the Surviving Company from diluting the UHMG shareholders for the sole purpose and benefit of the original TF shareholders and or the new officers or directors of the Surviving Company.  Dilution of shareholders shall only take place as set forth above for a legitimate corporate reason and then shall be on an equal basis. It is understood that post merger, there will be an eight million four hundred thousand (8,400,000) unit issuance of the Surviving Company’s capital stock to TF in exchange for which TF will provide initially one million dollars ($1,000,000.00) in immediate working capital, where each unit shall be comprised of one common share, one class A common stock purchase warrant and one Class B common stock purchase warrants.  Both Class A and Class B warrants cannot be cashless exercised and hence, with redemption rates of fifty cents ($0.50) per Class A warrant and one dollar and fifty cents ($1.50) per Class B warrant, will result in an additional sixteen million eight hundred thousand dollars ($16,800,000) in capital to the Surviving Company over time.

8.

At the close of the merger, UHMG shall have an aggregate maximum of, approximately twenty seven million seven hundred sixty four thousand six hundred sixty-seven (27,764,667) total shares outstanding, including seventy five thousand (75,000) shares issued for brokerage or finders’ fees, and no Preferred stock or outstanding options.

9.

At the close of the merger, UHMG will be a corporation in good standing, traded on the OTC Bulletin Board Exchange, in full compliance with all SEC filings and free and clear of any material debt.

10.

After the close of the merger, UHMG will divest itself of any and all remaining assets or business operation not already concluded at nominal terms to be determined.

11.

The signatories below agree to accept signatures transmitted by facsimile as a true and legally binding original document.  This Exhibit A will not be effective unless signed by both parties on the date first above mentioned.

Tiger Fund, Inc.

By:

       Ryan Smith, President

Universal Healthcare Management Systems, Inc.

By:

       Kenneth N. Hankin, President